UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

JOINT CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 16, 2004

LA QUINTA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9110	95-3419438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038

(Address of principal executive offices and Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

LA QUINTA PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9109	95-3520818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038

(Address of Principal Executive Offices and Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

On September 3, 2004, La Quinta Corporation (“La Quinta”) announced that (i) it had completed the acquisition of substantially all of the assets of The Marcus Corporation’s limited service lodging division for a total purchase price of approximately $412 million in cash and (ii) La Quinta Properties, Inc. had closed a $200 million private placement of 7% senior notes due 2012.  The net proceeds of the 7% senior notes, together with cash on hand, were used to fund such acquisition and related transaction costs.  On September 10, 2004, La Quinta completed the acquisition of an additional limited service hotel that was previously owned by a joint venture of a subsidiary of The Marcus Corporation for a purchase price of approximately $3.1 million. Attached as Exhibit 99.1 is a slide presentation with respect to La Quinta after such acquisitions that is being posted on the La Quinta website today and will be used by La Quinta in various investor presentations.

The information included or incorporated by reference in this Item 7.01 of this Joint Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing(s) of the Registrants under the Securities Act of 1933, as amended.  Furthermore, the furnishing of the information included or incorporated by reference in this Item 7.01 of this Report is not intended to constitute a determination by the Registrants that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits:

Exhibit No.	Description

99.1	Presentation slides of La Quinta Corporation for investor presentations after the acquisition of substantially all of The Marcus Corporation’s limited service lodging division. *

*                 The information in Exhibit 99.1 to this Joint Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing(s) of the Registrants under the Securities Act of 1933, as amended.  Furthermore, the furnishing of this Report is not intended to constitute a determination by the Registrants that the information contained in Exhibit 99.1 is material or that the dissemination of the information is required by Regulation FD.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this joint report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2004	LA QUINTA CORPORATION

	By:	/s/ David L. Rea
David L. Rea
Executive Vice President and
Chief Financial Officer

Dated: September 16, 2004	LA QUINTA PROPERTIES, INC.

	By:	/s/ David L. Rea
David L. Rea
Executive Vice President and
Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation slides of La Quinta Corporation for investor presentations after the acquisition of substantially all of The Marcus Corporation’s limited service lodging division. *

*                 The information in Exhibit 99.1 to this Joint Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing(s) of the Registrants under the Securities Act of 1933, as amended.  Furthermore, the furnishing of this Report is not intended to constitute a determination by the Registrants that the information contained in Exhibit 99.1 is material or that the dissemination of the information is required by Regulation FD.

3